UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 21, 2006

SEGUE SOFTWARE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27794	95-4188982
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

201 Spring Street, Lexington, Massachusetts 02421

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 402-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These forward-looking statements are based on current expectations and beliefs of Segue Software, Inc. (the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, (1) changes in federal and state appropriations for infrastructure projects; (2) possible changes or developments in worldwide or domestic political, social, economic, business, industry, market and regulatory conditions or circumstances; (3) actions taken or not taken by third parties including the Company’s customers, suppliers, business partners, lenders and competitors and legislative, regulatory, judicial and other governmental authorities and officials; (4) the ability of the Company and Borland Software Corporation (“Borland”) to consummate the merger discussed below; (5) the conditions to the consummation of the merger may not be satisfied; (6) the parties’ ability to meet expectations regarding the timing, completion and accounting of the merger; (7) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate the Company’s operations into those of Borland’s; (8) such integration may be more difficult, time-consuming or costly than expected; (9) revenues following the merger may be lower than expected; (10) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the merger; and (11) the retention of certain key employees at the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information on the factors that could affect the Company’s business and financial results is included in the Company’s periodic reports filed with the Securities and Exchange Commission.

ITEM 8.01.	Other Events.

On March 21, 2006, the Company and Borland issued a joint press release announcing that the United States Department of Justice had granted termination of the waiting period under the Hart-Scott Rodino Act for the proposed merger between the Company and Borland.

Additionally, the Company and Borland announced that the Company had set April 19, 2006 as the date of the special meeting of stockholders to consider the proposal to approve the agreement and plan of merger, dated as of February 7, 2006, by and among Borland, Beta Merger Sub, Inc., a wholly owned subsidiary of Borland, and the Company (the “Merger Agreement”). The record date for stockholders entitled to vote on the Merger Agreement is

March 9, 2006. The special meeting will be held at the Company’s offices at 201 Spring Street, Lexington, Massachusetts 02421 at 10:00 a.m. eastern time. The press release also announces that the proposed merger is presently scheduled to close by April 30, 2006, subject to satisfaction of customary closing conditions.

A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

The Company filed a proxy statement with the Securities and Exchange Commission on March 17, 2006 and was mailed to the stockholders of the Company on or about March 17, 2006. The proxy statement contains important information about the Company, Borland, the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders are able to obtain free copies of the proxy statement and other documents filed with the Securities and Exchange Commission by the Company and Borland through the website maintained by the Securities and Exchange Commission at www.sec.gov.

In addition, documents filed by the Company with the Securities and Exchange Commission, including filings that are incorporated by reference in the proxy statement, can be obtained, without charge, by directing a request to Segue Software, Inc., Doug Zaccaro, Treasurer, 201 Spring Street, Lexington, Massachusetts 02421 (Tel: (781) 402-1000). Documents filed by Borland with the Securities and Exchange Commission, including filings that are incorporated by reference in the proxy statement, can be obtained, without charge, by directing a request to Borland Investor Relations, Borland Software Corporation, 20450 Stevens Creek Blvd., Suite 800, Cupertino, CA 95014 or by emailing questions to SegueandBorland@segue.com.

The Company and Borland, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on March 25, 2005, and its proxy statement for its 2005 annual meeting, as filed with the Securities and Exchange Commission on April 28, 2005. Information regarding Borland’s directors and executive officers is contained in Borland’s Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on March 25, 2005 and March 30, 2005, respectively, and its proxy statement for its 2005 annual meeting, as filed with the Securities and Exchange Commission on April 8, 2005. Additional information regarding the interests of those participants may be obtained by reading the proxy statement regarding the proposed merger. INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY BEFORE MAKING A DECISION.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Press Release issued by Segue Software, Inc. on March 21, 2006 regarding the announcement of the termination of the Hart-Scott Rodino waiting period for the merger of Segue with Borland and the meeting date for the special meeting*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEGUE SOFTWARE, INC.

Date: March 21, 2006	By:	/S/ MICHAEL SULLIVAN
Name: Michael Sullivan Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Segue Software, Inc. on March 21, 2006 regarding the announcement of the termination of the Hart-Scott Rodino waiting period for the merger of Segue with Borland and the meeting date for the special meeting*